SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2005

friendlyway Corporation
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1255 Battery Street, Suite 200, San Francisco, California (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 94111 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (415) 288-3333

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.01  Entry into a Material Definitive Agreement.

Effective as of June 16, 2005, the Registrant entered into that certain Assignment and Assumption Agreement (the “Assignment”) with friendlyway Technologies, Inc. (“FTI”), its wholly-owned subsidiary, pursuant to which FTI assigned and transferred to the Registrant, FTI’s rights, duties, liabilities, and obligations under the following promissory notes: (a) Unsecured Convertible Promissory Note held by Stephen R. Simpkin dated effective August 16, 2004 in the principal amount of $18,000 (the “Simpkin Note”); (b) Unsecured Convertible Promissory Note held by Karl-Heinz Johannsmeier dated effective October 4, 2004 in the principal amount of $180,000 (the “Johannsmeier Note”); (c) Unsecured Convertible Promissory Note held by Henry Lo dated effective September 13, 2004 in the principal amount of $18,000; and (d) Unsecured Convertible Promissory Note held by Henry Lo dated effective October 15, 2004 in the principal amount of $15,000 (the latter two notes referred to herein as the “Lo Notes”).

Effective as of June 16, 2005, the Registrant and the holders of the Simpkin Note, Johannsmeier Note, and the Lo Notes (the “FTI Notes”), entered into certain subscription agreements pursuant to which each holder agreed to cancel and subscribe the outstanding principal and accrued interest under their respective promissory notes, in consideration for the issuance of shares of the Registrant’s common stock as more particularly described in Item 3.02 below.

[Effective as of June 16, 2005, the Registrant and friendlyway AG (“FWAG”) entered into a certain subscription agreement pursuant to which FWAG agreed to cancel and subscribe the outstanding principal and accrued interest under the following promissory notes in consideration for the issuance of shares of the Registrant’s commons stock as more particularly described in Item 3.02 below: (a) Unsecured Promissory Note dated effective March 1, 2005 in the principal amount of $150,000; (b) Unsecured Promissory Note dated effective March 31, 2005 in the principal amount of $100,000; (c) Unsecured Promissory Note dated effective April 11, 2005 in the principal amount of $200,000; and (d) Unsecured Promissory Note dated effective April 26, 2005 in the principal amount of $100,000 (collectively, the “AG Notes”).]

Effective as of June 16, 2005, the Registrant’s Board of Directors approved the following key compensation terms for Dr. Michael Urban in connection with his serving as the Registrant’s President/CEO: (a) Issuance of 125,000 shares of common stock per year payable each calendar quarter on September 15, December 15, March 15, and June 15; provided, however, in the event Dr. Urban’s tenure is shorter than one calendar year, issuance of the subject shares will be adjusted on a pro rata basis; (b) performance bonus as follows: (i) 200,000 shares of common stock issuable contingent upon the occurrence of certain other events and (ii) 300,000 shares of common stock issuable upon the closing of an equity or debt financing resulting in proceeds to Registrant of not less than $3,000,000; and (c) an annual performance review. Registrant and Dr. Urban will enter into an executive employment agreement reflecting the foregoing terms and other customary terms for an executive employment between a public company and its principal officer.

Effective as of June 16, 2005, the Registrant’s Board of Directors approved the following compensation terms for Thomas Fessler in connection with his serving as a member of the Registrant’s Board of Directors: (a) issuance of 10,000 shares of common stock per calendar year payable each calendar quarter on September 15, December 15, March 15, and June 15; (b) $2,500 for each Board of Directors meeting attended; and (c) an annual performance review. Registrant and Mr. Fessler will enter into a director compensation agreement reflecting the foregoing terms and other customary terms for an agreement between a public company and a member of its Board.

Item 1.02 Termination of Material Definitive Agreement.

Effective as of June 16, 2005, the Registrant and the holders of the FTI Notes, entered into certain subscription agreements pursuant to which each holder agreed to cancel and subscribe the outstanding principal and accrued interest under their respective promissory notes, in consideration for the issuance of shares of the Registrant’s common stock. The holders of the Johannsmeier Note and the Lo Notes are stockholders of the Registrant.

[Effective as of June 16, 2005, the Registrant and FWAG entered into a certain subscription agreement pursuant to which FWAG agreed to cancel and subscribe the outstanding principal and accrued interest under the AG Notes in consideration for the issuance of shares of the Registrant’s commons stock. FWAG is a stockholder of the Registrant.]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more particularly described in Items 1.01 above, effective as of June 16, 2005, the Registrant entered into the Assignment with FTI pursuant to which FTI assigned and transferred to the Registrant, FTI’s rights, duties, liabilities, and obligations under the FTI Notes. As described in Item 1.02 above, however, effective as of June 16, 2005, the Registrant and the holders of the FTI Notes entered into certain subscription agreements pursuant to which each holder agreed to cancel and subscribe the outstanding principal and accrued interest under their respective promissory notes, in consideration for the issuance of shares of the Registrant’s common stock.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to certain subscription agreements dated effective as of June 16, 2005 entered into by and between the Registrant and the holders of the Simpkin Note, Johannsmeier Note and the Lo Notes, (a) the Simpkin Note was cancelled and the holder subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 1,000,000 shares of common stock; (b) the Johannsmeier Note was cancelled and the holder subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 100,000 shares of common stock; and (c) the Lo Notes were cancelled and the holder subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 183,333 shares of common stock.

[Pursuant to the subscription agreement dated effective as of June 16, 2005 entered into by and between the Registrant and FWAG, the AG Notes were cancelled and FWAG subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 2,419,384 shares of common stock.]

With respect to each of the issuances described in the foregoing paragraphs in this Item 3.02, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act or Regulation D promulgated thereunder. The purchasers represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. The purchasers had acquired access to information about the Registrant.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of June 16, 2005, the Registrant’s Board of Directors appointed the following new principal officers to serve until the next annual meeting of the Board of Directors and until their successors are appointed: (a) President/CEO - Dr. Michael Urban, and (b) Secretary - Henry Lo. In addition, effective as of June 16, 2005, the following individuals have departed from their respective principal officer positions: (y) President/CEO - Alexander von Welczeck, and (z) Secretary - Desiree L. Pierson.

(a)  Dr. Michael Urban. Mr. Urban has been a private investor since 1999. From 1990-1998, Dr. Urban served as the President and CEO of Urban & Schwarzenberg, publishers of medical books and journals. On April 18, 2005, Registrant entered into a Stock Purchase Agreement with Dr. Urban (the “Agreement”), pursuant to which Registrant issued 450,000 shares (the “Shares”) of its Common Stock, par value $0.001, for a purchase price of $0.23 per share (“Purchase Price”) and received gross proceeds of $103,500. Effective as of June 16, 2005, the Registrant’s Board of Directors approved the following key compensation terms for Dr. Urban in connection with his serving as the Registrant’s President/CEO: (a) Issuance of 125,000 shares of common stock per year payable each calendar quarter on September 15, December 15, March 15, and June 15; provided, however, in the event Dr. Urban’s tenure is shorter than one calendar year, issuance of the subject shares will be adjusted on a pro rata basis; (b) performance bonus as follows: (i) 200,000 shares of common stock issuable contingent upon the occurrence of certain other events and (ii) 300,000 shares of common stock issuable upon the closing of an equity or debt financing resulting in proceeds to Registrant of not less than $3,000,000; and (c) annual performance review. Registrant and Dr. Urban will enter into an executive employment agreement reflecting the foregoing terms and other customary terms for an executive employment between a public company and its principal officer.

(b)  Henry Lo. Since April of 2004, Mr. Lo has been the Chief Financial Officer and V.P. of Finance and Administration of FTI. Since December of 2004, Mr. Lo has been the Chief Financial Officer of the Registrant. Prior to joining FTI and Registrant, Mr. Lo was the founder and Chief Financial Officer of Planet-Intra Software since its inception in 2000. Additionally, Mr. Lo is a Certified Public Accountant. There is currently no employment agreement between the Registrant and Mr. Lo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 24, 2005

friendlyway Corporation

By:	/s/ Michael Urban
Dr. Michael Urban
President/Chief Executive Officer